Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group




Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder Short Term Bond Fund, a series of Scudder Funds Trust, on Form N-CSR of the Scudder Short Term Bond Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 23, 2004                              /s/Julian Sluyters
                                             Julian Sluyters
                                             Chief Executive Officer
                                             Scudder Short Term Bond Fund,
                                             a series of Scudder Funds Trust

Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder Short Term Bond Fund, a series of Scudder Funds Trust, on Form N-CSR of the Scudder Short Term Bond Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 23, 2004                                /s/Charles A. Rizzo
                                               Charles A. Rizzo
                                               Chief Financial Officer
                                               Scudder Short Term Bond Fund,
                                               a series of Scudder Funds Trust